Exhibit 99.1

Joint Filer Information

Each of the following joint filers has designated Milton R. Berlinski as the “Designated Filer” for purposes of the attached Form 4:

1.	Reverence Capital Partners LLC 590 Madison Ave. New York, NY 10022
2.	RCP GenPar HoldCo LLC c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
3.	RCP GenPar LP c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
4.	RCP Opp Fund I GP, L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022
5.	Reverence Capital Partners Opportunities Fund I, L.P. c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
6.	Reverence Capital Partners Opportunities Fund I (Cayman) L.P. c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
7.	Reverence Capital Partners Opportunities Fund I (AI), L.P. c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
8.	RCP Co-Invest GP LLC c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
9.	RCP Lake Co-Invest, L.P. c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022
10.	Milton R. Berlinski c/o Reverence Capital Partners 590 Madison Ave. New York, NY 10022

REVERENCE CAPITAL PARTNERS LLC

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

RCP GENPAR HOLDCO, LLC

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

RCP GENPAR LP
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

RCP OPP FUND I GP, L.P.
By: RCP GenPar LP, its general partner
By: RCP GenPar HoldCo LLC, its general partner

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I, L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (CAYMAN),
L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (AI), L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

RCP CO-INVEST GP, LLC
By: Reverence Capital Partners LLC,
its managing member

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

RCP LAKE CO-INVEST, L.P.
By: RCP Lake Co-Invest GP LLC,
its general partner
By: Reverence Capital Partners LLC,
its managing member

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date

/s/ Milton Berlinski	11/24/2021
** Signature of Reporting Person	Date